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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                   FORM 8-A
               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                           PHOTOELECTRON CORPORATION
            (Exact name of registrant as specified in its charter)

        Massachusetts                                  04-3035323
        -------------                                  ----------
(State of Incorporation                     (I.R.S. Employer Identification No.)
    or Organization)



5 Forbes Road, Lexington, Massachusetts                     02421
---------------------------------------                     -----
(Address of principal executive offices)                  (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class                   Name of each exchange on which
          to be so registered                   each class is to be registered
          -------------------                   ------------------------------

     Common Stock, $.01 par value                The American Stock Exchange




   If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box [X]

   If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box [_]

   Securities Act registration statement file number to
   which this form relates:     None.


   Securities to be registered pursuant to Section 12(g) of the Act:

                                     None.


ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     Information concerning the Registrant's Common Stock, $.01 par value per share, is contained in the Registrant's Registration Statement on Form S-1, filed with the Securities and Exchange Commission (Registration No. 333-14541) pursuant to the Securities Act of 1933 and incorporated herein by reference.

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ITEM 2.  EXHIBITS

*1.  Articles of Organization of the Registrant, as amended.

*2.  Forms of Articles of Amendment of the Registrant.

**3. By-Laws of the Registrant, as amended.


* Filed as an exhibit to the Registrant's Registration Statement on Form S-1 (Reg. No. 333-14541) and incorporated herein by reference.

** Filed as an exhibit to the Registrant's Annual Report on Form 10-K filed
   April 1, 1998 and incorporated herein by reference.


                                   SIGNATURE

   Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

(Registrant):  Photoelectron Corporation
Date:          November 29, 1999
By:            /s/ Euan S. Thomson
Name:          Euan S. Thomson
Title:         President and Chief Operating Officer

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